EXHIBIT C

                         REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of the 20th day of November, 1998, between AMRO INTERNATIONAL, S.A., a Panama corporation having an address at c/o ultra Finance, Grossmunster Platz 26, Zurich CH8022, Switzerland ("Holder"), and BRILLIANT DIGITAL ENTERTAINMENT, INC., a corporation incorporated under the laws of the State of Delaware, and having its principal place of business at 6355 Topanga Canyon Blvd., Suite 120, Woodland Hills, CA 91367 (the "Company").

          WHEREAS, simultaneously with the execution and delivery of this Agreement, the Holder is purchasing from the Company, pursuant to a Convertible Debenture and Warrant Purchase Agreement dated the date hereof (the "Purchase Agreement"), a $100,000 Convertible Debenture and a Warrant to purchase up to 1,800,000 shares of the Company's Common Stock (terms not defined herein shall have the meanings ascribed to them in the Purchase Agreement); and

          WHEREAS, the Company desires to grant to the Holder the registration rights set forth herein with respect to the shares of Common Stock issuable upon conversion of the Convertible Debenture and shares of Common Stock issuable upon exercise of the Warrant (hereinafter referred to as the "Stock" or "Securities" of the Company) and also the shares of Common Stock issuable upon conversion of the Additional Debentures which the Holder may purchase from time to time pursuant to the Purchase Agreement (the "Additional Securities").

          NOW, THEREFORE, the parties hereto mutually agree as follows:

          Section 1. REGISTRABLE SECURITIES. As used herein the term "Registrable Security" means the Securities and Additional Securities until (i) the Registration Statement has been declared effective by the Commission, and all Securities and Additional Securities have been disposed of pursuant to the Registration Statement, (ii) all Securities and Additional Securities have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule
144") are met, (iii) all Securities and Additional Securities have been otherwise transferred to holders who may trade such Securities or Additional Securities without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such Securities or Additional Securities not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, all Securities and Additional Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be deemed to be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement.

          Section 2. RESTRICTIONS ON TRANSFER. The Holder acknowledges and understands that prior to the registration of the Securities and/or Additional Securities as provided herein, the Securities and the Additional Securities are "restricted securities" as defined in Rule 144 promulgated under the Act. The Holder understands that no disposition or transfer of the Securities or Additional Securities may be made by Holder in the absence of (i) an opinion of counsel to the Holder that such transfer may be made without registration under the Securities Act or (ii) such registration.

               With a view to making available to the Holder the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Holder to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

               (a) comply with the  provisions of paragraph  (c)(1) of Rule 144;
and

               (b) file with the Commission in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Holder, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

          Section 3A. REGISTRATION RIGHTS WITH RESPECT TO THE SECURITIES.

               (a) The Company agrees that it will prepare and file with the Securities and Exchange Commission ("Commission"), within forty-five (45) days after the Closing Date, a registration statement (on Form S-3, or other appropriate registration statement) under the Securities Act (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3A(c) hereof), in respect of all holders of Securities, so as to permit a public offering and resale of the Securities under the Act.

               The Company shall use its best efforts to cause the Registration Statement to become effective within ninety (90) days from the Closing Date, or, if earlier, within five (5) days of SEC clearance to request acceleration of effectiveness. The number of shares designated in the Registration Statement to be registered shall include all the Warrant Shares and the number of shares of Common Stock which would be issued upon conversion of the Convertible Debenture assuming a Market Price of $1.00 per share of Common Stock, and shall include appropriate language regarding reliance upon Rule 416 to the extent permitted by the Commission. The Company will notify Holder of the effectiveness of the Registration Statement within one Business Day of such event.

               (b) The Company will maintain the Registration Statement or post-effective amendment filed under this Section 3A hereof effective under the Securities Act until the earlier of (i) the date that none of the Convertible
Debenture, the Warrant or the Securities are or may become issued and outstanding, (ii) the date that all of the Securities have been sold pursuant to the Registration Statement, (iii) the date the holders thereof receive an opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Holder, that the Securities may be sold under the provisions of Rule 144 without limitation as to volume, (iv) all Securities have been otherwise transferred to Holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or
(v) all Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Holder (the "Effectiveness Period").

               (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under subparagraph 3A(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Holder shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Securities being registered and the fees and expenses of its counsel. The Holder and its counsel shall have a reasonable period,  not  to  exceed  three  (3)  Business  Days,  to  review  the  proposed
Registration Statement or any amendment thereto, prior to filing with the Commission, and the Company shall provide each Holder with copies of any comment letters received from the Commission with respect thereto within two (2) Business Days of receipt thereof. The Company shall make reasonably available for inspection by Holder, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by such Holder or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the Company's officers, directors and employees to supply all information reasonably requested by such Holder or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; PROVIDED, HOWEVER, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any material non-public information shall be kept confidential by such Holder and any such underwriter, attorney, accountant or agent (pursuant to an appropriate confidentiality agreement in the case of any such Holder or agent), unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality; and PROVIDED FURTHER that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the Holder and the other parties entitled thereto by one firm of counsel designed by and on behalf of the majority in interest of Holder and other parties. The Company shall qualify any of the securities for sale in such states as such Holder reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply the Holder with copies of the Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Holder.

               (d) The Company shall not be required by this Section 3A to include a Holder's Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Holder and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Holder and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the Securities Act.

               (e) In the event that (i) the Registration Statement to be filed by the Company pursuant to Section 3A(a) above is not filed with the Commission within forty-five (45) days from the Closing Date, (ii) the Registration Statement is not declared effective by the Commission within ninety (90) days from the Closing Date (or, if the Registration Statement receives a review by the Commission staff, within one hundred twenty (120) days from the Closing
Date), or (iii) the Registration Statement is not maintained as effective by the Company for the period set forth in Section 3A(b) above (each a "Registration Default") then the Company will pay Holder (pro rated on a daily basis), as liquidated damages for such failure and not as a penalty one percent (1%) of the aggregate market value of shares of Common Stock purchased from the Company (including the Conversion Shares which would be issuable upon conversion of the Convertible Debenture on any date of determination) and held by the Investor for every seven (7) day period or portion thereof thereafter until the Registration Statement has been filed, and in the event of late effectiveness (in case of clause (ii) above) or lapsed effectiveness (in the case of clause (iii) above), one percent (1%) of the aggregate market value of shares of Common Stock purchased from the Company and held by the Investor for every seven (7) day period or portion thereof thereafter (regardless of whether one or more such Registration Defaults are then in existence) until the Registration Statement has been declared effective. Such payment of the liquidated damages shall be made to the Holder in cash, within five (5) calendar days of demand, provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Securities pursuant to this Section. The market value of the Common Stock for this purpose shall be the closing price (or last trade, if so reported) on the Principal Market for each day during such Registration Default. Notwithstanding anything to the contrary contained herein, a failure to maintain the effectiveness of the Registration Statement or the ability of a Holder to use the Registration Statement to effect resales of Securities during the period after 45 days and within 90 days from the end of the Company's fiscal year resulting solely from the need to update the Company's financial statements contained or incorporated by reference in the Registration Statement shall not constitute a Registration Default and shall not trigger the accrual of liquidated damages hereunder.

               If the Company does not remit the damages to the Holder as set forth above, the Company will pay the Holder reasonable costs of collection, including attorneys fees, in addition to the liquidated damages. The registration of the Securities pursuant to this provision shall not affect or limit Holder's other rights or remedies as set forth in this Agreement.

               (f) No provision contained herein shall preclude the Company from selling securities pursuant to any Registration Statement in which it is required to include Securities pursuant to this Section 3A.

               (g) If at any time or from time to time after the effective date of the Registration Statement, the Company notifies the Holder in writing of the existence of a Potential Material Event (as defined in Section 3A(h) below), the Holder shall not offer or sell any Securities or engage in any other transaction involving or relating to Securities, from the time of the giving of notice with respect to a Potential Material Event until such Holder receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such holders of Securities for more than twenty (20) days in the aggregate (or such greater period, not to exceed 90 days in the aggregate, as may be required to prepare and file audited financial statements of a company or business acquired) during any twelve month period, during the periods the Registration Statement is required to be in effect. If a Potential Material Event shall occur prior to the date the Registration Statement is filed, then the Company's obligation to file the Registration Statement shall be delayed without penalty for not more than twenty (20) days (or such greater period, not to exceed 90 days in the aggregate, as may be required to prepare and file audited financial statements of a company or business acquired). The Company must give Holder notice in writing at least two (2) business days prior to the first day of the blackout period.

               (h) "Potential Material Event" means any of the following: (a) the possession by the Company of material information not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer or the Board of Directors of the Company that disclosure of such information in the Registration Statement would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of the Company that the Registration Statement would be materially misleading absent the inclusion of such information.

          Section 3B. REGISTRATION RIGHTS WITH RESPECT TO THE ADDITIONAL SECURITIES.

               (a) The  Company  agrees  that it will  prepare and file with the
Securities and Exchange Commission ("Commission"), within forty-five (45) days after the earlier of the date on which (i) the Holder has purchased and paid for Additional Debentures having an aggregate principal amount of $250,000 or more or (ii) the Termination Date of the Warrant, if any Additional Debentures are issued and outstanding on such Termination Date (the "Trigger Date"), a registration statement (on Form S-3, or other appropriate registration statement) under the Securities Act (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3B(c) hereof), in respect of all holders of Additional Securities, so as to permit a public offering and resale of the Additional Securities under the Act.

               The Company shall use its best efforts to cause the Registration Statement to become effective within ninety (90) days from the Trigger Date, or, if earlier, within five (5) days of SEC clearance to request acceleration of effectiveness. The number of shares designated in the Registration Statement to be registered shall include all the shares of Common Stock which would be issued upon conversion of the Additional Debenture assuming a Market Price of $1.00 per share of Common Stock, and shall include appropriate language regarding reliance upon Rule 416 to the extent permitted by the Commission. The Company will notify Holder of the effectiveness of the Registration Statement within one Business Day of such event.

               (b) The Company will maintain the Registration Statement or post-effective amendment filed under this Section 3B hereof effective under the Securities Act until the earlier of (i) the date that none of the Additional Debentures or the Additional Securities are or may become issued and outstanding, (ii) the date that all of the Additional Securities have been sold pursuant to the Registration Statement, (iii) the date the holders thereof receive an opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Holder, that the Additional Securities may be sold under the provisions of Rule 144 without limitation as to volume, (iv) all Additional Securities have been otherwise transferred to Holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (v) all Additional Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Holder (the "Effectiveness Period").

               (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under subparagraph 3B(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Holder shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Additional Securities being registered and the fees and expenses of its counsel. The Holder and its counsel shall have a reasonable period, not to exceed three (3) Business Days, to review the proposed
Registration Statement or any amendment thereto, prior to filing with the Commission, and the Company shall provide each Holder with copies of any comment letters received from the Commission with respect thereto within two (2) Business Days of receipt thereof. The Company shall make reasonably available for inspection by Holder, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by such Holder or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the Company's officers, directors and employees to supply all information reasonably requested by such Holder or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; PROVIDED, HOWEVER, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any material non-public information shall be kept confidential by such Holder and any such underwriter, attorney, accountant or agent (pursuant to an appropriate confidentiality agreement in the case of any such Holder or agent), unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the Holder and the other parties entitled thereto by one firm of counsel designed by and on behalf of the majority in interest of Holder and other parties. The Company shall qualify any of the securities for sale in such states as such Holder reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply the Holder with copies of the Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Holder.

               (d) The Company shall not be required by this Section 3B to include a Holder's Additional Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Holder and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Holder and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the Securities Act.

               (e) In the event that (i) the Registration Statement to be filed by the Company pursuant to Section 3B(a) above is not filed with the Commission within forty-five (45) days from the Trigger Date, (ii) the Registration Statement is not declared effective by the Commission within ninety (90) days from the Trigger Date (or, if the Registration Statement receives a review by the Commission Staff, within one hundred twenty (120) days from the Trigger
Date), or (iii) the Registration Statement is not maintained as effective by the Company for the period set forth in Section 3B(b) above (each a "Registration Default") then the Company will pay Holder (pro rated on a daily basis), as liquidated damages for such failure and not as a penalty one percent (1%) of the aggregate market value of shares of Common Stock purchased from the Company (including the Conversion Shares which would be issuable upon conversion of the Additional Debentures on any date of determination) and held by the Investor for every seven (7) day period or portion thereof thereafter until the Registration Statement has been filed, and in the event of late effectiveness (in case of clause (ii) above) or lapsed effectiveness (in the case of clause (iii) above), one percent (1%) of the aggregate market value of shares of Common Stock purchased from the Company and held by the Investor for every seven (7) day period or portion thereof thereafter (regardless of whether one or more such Registration Defaults are then in existence) until the Registration Statement has been declared effective. Such payment of the liquidated damages shall be made to the Holder in cash, within five (5) calendar days of demand, provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Additional Securities pursuant to this Section. The market value of the Common Stock for this purpose shall be the closing price (or last trade, if so reported) on the Principal Market for each day during such Registration Default. Notwithstanding anything to the contrary contained herein, a failure to maintain the effectiveness of the Registration Statement or the ability of a Holder to use the Registration Statement to effect resales of Additional Securities during the period after 45 days and within 90 days from the end of the Company's fiscal year resulting solely from the need to update the Company's financial statements contained or incorporated by reference in the Registration Statement shall not constitute a Registration Default and shall not trigger the accrual of liquidated damages hereunder.

               If the Company does not remit the damages to the Holder as set forth above, the Company will pay the Holder reasonable costs of collection, including attorneys fees, in addition to the liquidated damages. The registration of the Additional Securities pursuant to this provision shall not affect or limit Holder's other rights or remedies as set forth in this Agreement.

               (f) No provision contained herein shall preclude the Company from selling securities pursuant to any Registration Statement in which it is required to include Additional Securities pursuant to this Section 3B.

               (g) If at any time or from time to time after the effective date of the Registration Statement, the Company notifies the Holder in writing of the existence of a Potential Material Event (as defined in Section 3A(h) above), the Holder shall not offer or sell any Additional Securities or engage in any other transaction involving or relating to Additional Securities, from the time of the giving of notice with respect to a Potential Material Event until such Holder receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such holders of Additional Securities for more than twenty (20) days in the aggregate (or such greater period, not to exceed 90 days in the aggregate, as may be required to prepare and file audited financial statements of a company or business acquired) during any twelve month period, during the periods the Registration Statement is required to be in effect. If a Potential Material Event shall occur prior to the date the Registration Statement is filed, then the Company's obligation to file the Registration Statement shall be delayed without penalty for not more than twenty (20) days (or such greater period, not to exceed 90 days in the aggregate, as may be required to prepare and file audited financial statements of a company or business acquired). The Company must give Holder notice in writing at least two (2) business days prior to the first day of the blackout period.


          Section 4. COOPERATION WITH COMPANY. Holder will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Holder and proposed manner of sale of the Registrable Securities required to be disclosed in the Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Nothing in this Agreement shall obligate the Holder to consent to be named as an underwriter in the Registration Statement. The obligation of the Company to register the Registrable Securities shall be absolute and unconditional as to those Securities and Additional Securities which the Commission will permit to be registered without naming the Holder as an underwriter, notwithstanding that such Registrable Securities may be limited to only those Conversion Shares issuable upon conversion of the Convertible Debenture.

          Section 5. REGISTRATION PROCEDURES. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the Holder's assistance and cooperation as reasonably required:

               (a)(i) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder of such Registrable Securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to

Rule 415 promulgated under the Act) and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and (B) the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (b)(i) prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to the Holders and reflect in such documents all such comments as the Holders (and their counsel) reasonably may propose respecting the Selling Shareholders and Plan of Distribution sections (or equivalents) and (ii) furnish to each Holder such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder;

               (c) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Holder shall reasonably request (subject to the limitations set forth in Section 3(d) above), and do any and all other acts and things which may be necessary or advisable to enable each Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

               (d) list such Registrable Securities on the American Stock Exchange, other national securities exchange, the NASDAQ National Market or the NASDAQ Small-Cap Market, on which the Common Stock of the Company is then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange or NASDAQ;

               (e) notify each Holder of Registrable Securities covered by the Registration Statement, at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall prepare and file a curative amendment under Section 5(a) as quickly as commercially possible;

               (f) as promptly as practicable after becoming aware of such event, notify each Holder who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

               (g) cooperate with the Holders who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Holders reasonably may request and registered in such names as the Holder may request; and, within three business days after a Registration Statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

               (h) take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Holders of their Registrable Securities in accordance with the intended methods therefor provided in the prospectus which are customary for issuers to perform under the circumstances;

               (i) in the event of an underwritten offering, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment; and

               (j) maintain a transfer agent and registrar for its Common Stock.

          Section 6. INDEMNIFICATION.

               (a) The Company agrees to indemnify and hold harmless the Holder and each person, if any, who controls the Holder within the meaning of the Securities Act ("Distributing Holder") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), to which the Distributing Holder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Holder, specifically for use in the preparation thereof. This Section 6(a) shall not inure to the benefit of any Distributing Holder with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Distributing Holder failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the prospectus contained in such Registration Statement to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where the Distributing Holder was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

               (b) Each Distributing Holder agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Holder, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Distributing Holder may otherwise have.

               (c) Promptly  after  receipt by an  indemnified  party under this
Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent of actual prejudice demonstrated by the indemnifying party. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Holder, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Distributing Holder and the indemnifying party and the Distributing Holder shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Holder (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Holder, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Holder, which firm shall be designated in writing by the Distributing Holder). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

          Section 7. CONTRIBUTION. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Holder on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Holder agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

Notwithstanding any other provision of this Section 7, in no event shall any (i) Holder be required to undertake liability to any person under this Section 7 for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such Holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter be required to undertake liability to any person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to the Registration Statement.

          Section 8. NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

         If to the Company:            BRILLIANT DIGITAL ENTERTAINMENT, INC.
                                       6355 Topanga Canyon Blvd., Suite 120
                                       Woodland Hills, CA 91367
                                       Attention: Mark Dyne
                                       Telephone: (818) 615-1500
                                       Fax:  (818) 615-0995
         with a copy to:               Murray Markiles, Esq.
         (shall not constitute notice) Troop Steuber Pasich Reddick & Tobey, LLP
                                       2029 Century Park East
                                       24th Floor
                                       Los Angeles, CA  90067
                                       Telephone: (310) 728-3233
                                       Fax: (310) 728-2233
         If to the Investor:
                                       AMRO International, S.A.
                                       C/o Ultra Finance
                                       Grossmunster Platz 26
                                       Zurich CH8022
                                       Switzerland
                                       Telephone:  011-
                                       Fax: 011-

         with a copy to:               Joseph A. Smith, Esq.
         (shall not constitute notice) Epstein Becker & Green, P.C.
                                       250 Park Avenue
                                       New York, New York
                                       Telephone: (212) 351-4500
                                       Fax: (212) 661-0989


Either party hereto may from time to time change its address or facsimile number for notices under this Section 8 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

          Section 9. ASSIGNMENT. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. The rights granted the Holder under this Agreement may be assigned to any purchaser of substantially all of the Registrable Securities (or the rights thereto) from Holder, as otherwise permitted by the Purchase Agreement. In the event of a transfer of the rights granted under this Agreement, the Holder agrees that the Company may require that the transferee comply with reasonable conditions as determined in the discretion of the Company.

          Section 10. ADDITIONAL COVENANTS OF THE COMPANY. The Company agrees that at such time as it meets all the requirements for the use of Securities Act Registration Statement on Form S-3 it shall file all reports and information required to be filed by it with the Commission in a timely manner and take all such other action so as to maintain such eligibility for the use of such form.

          Section 11. COUNTERPARTS/FACSIMILE. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when together shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

          Section 12. REMEDIES. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          Section 13. CONFLICTING AGREEMENTS. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise prevents the Company from complying with all of its obligations hereunder.

          Section 14. HEADINGS. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          Section 15. GOVERNING LAW, ARBITRATION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made in New York by persons domiciled in New York City and without regard to its principles of conflicts of laws. Any dispute under this Agreement shall be submitted to arbitration under the American Arbitration Association (the "AAA") in New York City, New York, and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter referred to as the "Board of Arbitration") selected as according to the rules governing the AAA. The Board of Arbitration shall meet on consecutive business days in New York City, New York, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the losing party is required to pay to the other party in respect of a claim filed. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow the laws of the State of New York. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to all parties involved in the dispute. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the parties to the dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The non-prevailing party to any arbitration (as determined by the Board of Arbitration) shall pay the expenses of the prevailing party, including reasonable attorneys' fees, in connection with such arbitration.

          Section 16. SEVERABILITY. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceablity shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein. Terms not otherwise defined herein shall be defined in accordance with the Agreement.

          Section 17. CAPITALIZED TERMS. All capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Purchase Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, on the day and year first above written.


                                      BRILLIANT DIGITAL ENTERTAINMENT, INC.


                                      By: /S/  MARK DYNE
                                          ------------------------------------
                                          Mark Dyne
                                          Chief Executive Officer



                                      AMRO INTERNATIONAL, S.A.


                                      By: /S/ H.U. BACHOFEN
                                          ------------------------------------
                                          Name: H. U. Bachofen,
                                                Director